SUPPLEMENT DATED JUNE 7, 2013
to

PROSPECTUS DATED APRIL 29, 2013
FOR SUN EXECUTIVE VARIABLE UNIVERSAL LIFE

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN PROTECTOR VARIABLE UNIVERSAL LIFE AND FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE

PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE, FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE, FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE AND FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

The Board of Trustees of the MFS Total Return Portfolio (“the Fund”) has approved the proposed reorganization of the Fund into the MFS Total Return Series in mid-August, 2013.  The proposed reorganization is subject to approval by the shareholders of the Fund at a shareholders’ meeting expected to be held in August, 2013.  Should the reorganization occur, shares of the Fund will be exchanged for shares of the MFS Total Return Series.  A prospectus/proxy statement with a full description of the MFS Total Return Series and the terms of the proposed reorganization is expected to be mailed to Fund shareholders on or about June 14, 2013.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.